                       [ADVANTUS -TM- FAMILY OF FUNDS]
    PROSPECTUS DATED JANUARY 31, 1997

   ADVANTUS Index 500 Fund, Inc.

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      400 Robert Street North - St. Paul, Minnesota 55101 - 1-800-443-3677
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    Advantus Index 500 Fund, Inc. ("Index Fund" or the "Fund") is an open-end diversified management investment company, commonly called a mutual fund. The Fund currently offers its shares in three classes: Class A, Class B and Class C. Each class is sold pursuant to different sales arrangements and bears different expenses.
    The Fund's investment objective is to seek investment results that correspond generally, before sales charges and other Fund expenses, to the aggregate price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The aggregate dividend rate for stocks in the S&P 500 is generally low and, therefore, the Fund does not expect to receive significant amounts of income.
    There is risk in all investments. There can be no assurance that the Fund will achieve its objective.
    SHARES OF THE FUND MAY BE SOLD THROUGH BANKS OR OTHER FINANCIAL INSTITUTIONS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE.
    This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated January 31, 1997, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write or call the Fund at the address or telephone number shown above.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF
CONTENTS
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PROSPECTUS SUMMARY...........................          3

FEES AND EXPENSES............................          5

INVESTMENT OBJECTIVES, POLICIES AND RISKS....          6

PORTFOLIO TURNOVER...........................         10

MANAGEMENT OF THE FUND.......................         10

PURCHASE OF FUND SHARES......................         11

SALES CHARGES................................         13

SPECIAL PURCHASE PLANS.......................         16

EXCHANGE AND TELEPHONE TRANSFER OF FUND
SHARES.......................................         16

REDEMPTION OF FUND SHARES....................         17

TELEPHONE TRANSACTIONS.......................         18

REINSTATEMENT PRIVILEGE......................         19

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS ...         19

TAXES........................................         19

INVESTMENT PERFORMANCE.......................         20

GENERAL INFORMATION..........................         21

COUNSEL AND INDEPENDENT AUDITORS.............         22

CUSTODIAN....................................         22

THE STANDARD & POOR'S LICENSE................         22

  No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or MIMLIC Sales. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

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PROSPECTUS
SUMMARY

                  Advantus Index 500 Fund, Inc. ("Index Fund" or the "Fund") is an open-end diversified investment company, commonly called a mutual fund. The Fund offers investors the choice between three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The Fund is a member of a family of mutual funds known as the "Advantus Funds." The Advantus Funds consist of the Fund and nine other mutual funds, all of which share the same investment adviser. Except for Advantus Money Market Fund, Inc., all of the Advantus Funds offer more than one class of shares (the "Advantus Load Funds").
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INVESTMENT
OBJECTIVE A summary of the investment objective of the Fund, together with a brief description of the types of securities in which the Fund will invest in pursuit of its investment objective, can be found on the cover page of this Prospectus. See also "Investment Objectives, Policies and Risks."

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INVESTMENT
ADVISER Advantus Capital Management, Inc. ("Advantus Capital") acts as investment adviser to the Fund and receives an annual fee equal to a stated percentage of average daily net assets of the Fund. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management"). MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"). See "Management of the Fund."

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HOW TO PURCHASE
FUND SHARES MIMLIC Sales Corporation ("MIMLIC Sales"), a subsidiary of MIMLIC Management, acts as the principal underwriter (distributor) of the shares of the Fund. Shares of the Fund may be purchased from MIMLIC Sales, and from certain other broker-dealers, at the price per share next determined after receipt of a purchase order in proper form. The minimum initial purchase is $250. Additional investments can be made at any time for $25 or more. Shares of the Fund are sold in three classes which are subject to different sales charges. Broker-dealers and sales personnel of MIMLIC Sales may receive different compensation depending on which class of shares they sell.
  CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. (Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase.) Class A shares are not subject to any charges when they are redeemed. The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .30% of the Fund's average daily net assets attributable to Class A shares. See "Sales Charges--Class A Shares."
  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately twenty-eight to eighty-four months after purchase, depending on the amount purchased. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "Sales Charges--Class B Shares."
  CLASS C SHARES. Class C shares are sold without either an initial sales charge or a contingent deferred sales charge. Class C shares are also subject to a higher Rule 12b-1 fee, paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class C shares. Class C shares will automatically convert to Class A shares at net asset value approximately forty to ninety-six months after purchase, depending on the amount purchased. Class C shares also provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Although not subject to a contingent deferred sales charge, Class C shares must be held longer than Class B shares before they convert automatically to Class A shares, and are subject to the higher Rule 12b-1 fee during the longer holding period. In addition, like Class B shares, Class C shares will have a higher expense ratio and pay lower dividends than Class A shares, due to the higher Rule 12b-1 fee, prior to conversion. See "Sales Charges--Class C Shares."
  CHOOSING A CLASS. The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

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HOW TO REDEEM
FUND SHARES Shareholders may redeem (sell) shares of the Fund at the per share net asset value next determined following receipt by the Fund (at the mailing address listed on the cover page) of a written redemption request. Class A and Class C shares of the Fund are redeemable at net asset value without charge. Class B shares of the Fund are also redeemable at net asset value but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. The amount of the contingent deferred sales charge, as well as the period during which it applies, varies with the amount purchased. Shares of the Fund may also be redeemed by telephone if this option has been selected. See "Redemption of Fund Shares."

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INCOME AND
TAXES Net investment income is the amount of dividends and interest earned on the Fund's securities less operating expenses. It is distributed to shareholders quarterly. Capital gains may be realized on the sale of the Fund's securities. Capital gains, when available, are generally distributed once a year during December. See "Dividends and Capital Gains Distributions."
  As a regulated investment company, the Fund is not taxed on the net investment income and capital gains it distributes to its shareholders. For income tax purposes, shareholders must report any net investment income and capital gains distribution reported to them as income. Shareholders of the Fund receive an annual statement detailing federal tax information. See "Taxes."

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RISK
FACTORS In addition to the other information set forth in this Prospectus, prospective investors in the Fund should consider the following factors:
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  Common stocks, such as those purchased by the Fund, are more volatile and present greater risk than some other forms of investment. These securities are subject to market risk, which is the possibility that common stock prices will decline, sometimes substantially, over short or extended periods.
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  The Fund's ability to achieve its investment objective is dependent upon the ability of Advantus Capital to match the performance of the Standard & Poor's 500 Composite Stock Price Index. The Fund's performance may fall short of its objective, and may lag behind that of the broader equity markets generally, if Advantus Capital fails to match such performance on a consistent basis.
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  The Fund may purchase and sell certain types of stock index futures contracts for hedging and other non-speculative purposes. Futures contracts employed for such purposes pose certain risks, primarily that there may be an imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts, or that the Fund may be unable to close a futures position due to the possible absence of a liquid secondary market for a futures contract.
  For discussions of risks associated with specific investments and risks associated with investing in the Fund see "Investment Objectives, Policies and Risks."

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FEES AND  The purpose of this table is to assist the investor in understanding the various costs and expenses
EXPENSES  that an investor in the Fund will bear directly or indirectly.
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                                                         CLASS A   CLASS B   CLASS C
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SHAREHOLDER TRANSACTION EXPENSES

MAXIMUM SALES LOAD IMPOSED ON PURCHASES (AS A
PERCENTAGE OF OFFER PRICE)                                5.00%     0.00%     0.00%
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MAXIMUM DEFERRED SALES LOAD (AS A PERCENTAGE OF
REDEMPTION PROCEEDS)                                      0.00%     5.00%     0.00%
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SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                   0         0         0
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REDEMPTION FEES+                                             0         0         0
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EXCHANGE FEES
  - ON FIRST FOUR EXCHANGES EACH YEAR                        0         0         0
  - ON EACH ADDITIONAL EXCHANGE                          $7.50     $7.50     $7.50
  +REDEMPTION PROCEEDS SENT BY WIRE ARE SUBJECT TO A
   WIRE CHARGE OF $7.50, WHICH WILL BE ADDED TO THE
   AMOUNT REDEEMED.
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
INVESTMENT ADVISORY FEES                                  0.34%     0.34%     0.34%
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RULE 12b-1 FEES (AFTER EXPENSES WAIVED)*                  0.10%**   1.00%     1.00%
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OTHER EXPENSES (AFTER EXPENSES WAIVED) ***                0.26%     0.26%     0.26%
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TOTAL FUND OPERATING EXPENSES
 (AFTER EXPENSES WAIVED)***                               0.70%     1.60%     1.60%
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     *A LONG-TERM SHAREHOLDER MAY PAY MORE IN ASSET-BASED             ***BECAUSE THE FUND HAS ONLY RECENTLY COMMENCED OPERATIONS,
SALES CHARGES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM             THE FIGURES FOR OTHER EXPENSES HAVE BEEN BASED ON ESTIMATED
FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION          EXPENSES FOR THE CURRENT FISCAL YEAR. THE FUND'S INVESTMENT
OF SECURITIES DEALERS, INC. (SEE MANAGEMENT OF THE FUND--THE          ADVISER AND MIMLIC SALES HAVE VOLUNTARILY AGREED TO ABSORB
UNDERWRITER AND PLANS OF DISTRIBUTION).                               OR WAIVE CERTAIN EXPENSES OF INDEX FUND FOR THE PERIOD ENDED
    **THE FUND HAS ADOPTED A PLAN OF DISTRIBUTION, PURSUANT           JULY 31, 1997. IF THE FUND WERE TO BE CHARGED FOR THESE
TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940,               EXPENSES, IT IS ESTIMATED THAT THE RATIO OF TOTAL FUND
WHICH PROVIDES FOR THE PAYMENT TO MIMLIC SALES OF A                   OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS WOULD BE
DISTRIBUTION FEE EQUAL TO AN ANNUAL RATE OF .30% OF AVERAGE           2.74% FOR CLASS A SHARES, 3.44% FOR CLASS B SHARES AND 3.44%
DAILY NET ASSETS ATTRIBUTABLE TO CLASS A SHARES OF THE FUND.          FOR CLASS C SHARES. IN ADDITION, IT IS THE FUND'S INVESTMENT
MIMLIC SALES IS CURRENTLY WAIVING THAT PORTION OF                     ADVISER'S PRESENT INTENTION TO ABSORB OTHER EXPENSES DURING
DISTRIBUTION FEE WHICH EXCEEDS, AS A PERCENTAGE OF AVERAGE            THE CURRENT FISCAL YEAR WHICH EXCEED, AS A PERCENTAGE OF
DAILY NET ASSETS ATTRIBUTABLE TO CLASS A SHARES, .10%. IT IS          AVERAGE DAILY NET ASSETS, .26%. THE FUND'S INVESTMENT
MIMLIC SALES' PRESENT INTENTION TO WAIVE DISTRIBUTION FEES            ADVISER ALSO RESERVES THE OPTION TO REDUCE THE LEVEL OF
AT SUCH LEVEL DURING THE CURRENT FISCAL YEAR (ENDING JULY             OTHER EXPENSES WHICH IT WILL VOLUNTARILY ABSORB.
31), BUT IT RESERVES THE RIGHT TO CEASE SUCH WAIVER, IN
WHOLE OR IN PART, AT ANY TIME.

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SHAREHOLDER EXPENSE
EXAMPLE An investor would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

   YEAR REDEEMED        CLASS A        CLASS B        CLASS C
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             1         $      57      $      66      $      16

             3                71             85             50

  An investor would pay the following expenses on the same investment in Class B shares, assuming no redemption:

   YEAR REDEEMED                       CLASS B
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             1                        $      16

             3                               50

  THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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INVESTMENT
OBJECTIVES,
POLICIES AND RISKS

                           Index Fund seeks investment results that correspond
generally, before sales charges and other Fund expenses, to the aggregate price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The aggregate dividend rate for stocks in the S&P 500 is generally low and, therefore, the Fund does not expect to receive significant amounts of income. This investment objective may not be changed without the approval of a majority of the outstanding shares of Index Fund. The Fund's other investment policies, except "fundamental" investment restrictions (see below), may be changed at any time without shareholder approval, although shareholders will be notified of those changes.
  The Fund is designed for long-term investors seeking the advantages of a "passive" approach for investing in a diversified portfolio of common stocks. Such an approach provides an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the S&P 500, involve greater investment risk than debt securities. Unlike other equity mutual funds, which generally seek to exceed the performance of stock market averages with unpredictable results, the Fund seeks to provide a generally predictable return relative to the S&P 500. There is no assurance, however, that the Fund will achieve its investment objective. Investors should also be aware that the S&P 500 is an unmanaged index and that its performance does not take into account management fees, brokerage commissions or other costs of investing that Index Fund must bear.
  Investors should not consider the Fund a complete investment program, but should maintain holdings of securities with different risk characteristics - including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of common stock investments.

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INVESTMENT
POLICIES The Index Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" or "indexing" investment approach to attempt to duplicate the investment performance of the S&P 500 through statistical procedures. The adverse financial condition of a company will not, therefore, necessarily result in the sale of the company's stock by the Fund.
  The S&P 500 is an unmanaged index of common stocks which emphasizes large capitalization companies and is comprised of 500 industrial, financial, utility and transportation companies. The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The weightings of stock in the S&P 500 are based on each stock's relative capitalization or total market value; that is, its market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 is typically composed of stocks of the 50 to 60 largest companies in the S&P 500. The composition of the S&P 500 may be changed from time to time. Stocks included in the S&P 500 are chosen by Standard & Poor's on a statistical basis which reflects such factors as the market capitalization and trading activity of each stock and the extent to which each stock is representative of stocks in a particular industry. Typically, companies included in the S&P 500 are the largest and most dominant companies in their respective industries. The inclusion of a stock in the S&P 500 in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor does it afford any assurance against declines in the price or yield performance of that stock. (See "The Standard & Poor's License," below.) Advantus Capital believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.
  The Fund will at all times invest at least 80%, and under normal conditions generally will invest at least 90% (depending on the Fund's liquidity needs and trading costs), of its total assets in common stocks included in the S&P 500. There is no minimum or maximum number of stocks included in the S&P 500 which the Fund must hold. Under normal circumstances Advantus Capital generally will seek to match the Fund to the composition of the S&P

500 to the maximum extent, but may not always invest the Fund's portfolio to mirror the S&P 500 exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted stocks included in the S&P 500, and may at times have its portfolio weighted differently from the S&P 500, particularly when the Fund has assets of less than $25 million. Regardless of the number, or relative weightings, of stocks included in the S&P 500 held by the Fund, however, the Fund's intention is to seek investment results, before sales charges and other Fund expenses, which match as closely as possible the investment performance of the S&P 500.
  In order to maintain adequate liquidity to meet its redemption demands, the Fund may also invest up to 20% of its total assets in short-term investments, including repurchase agreements, and stock index futures contracts. The use of stock index futures contracts allows the Fund to maintain liquidity while also maximizing the level of the Fund's assets used to track the performance of the S&P 500.
  The method used to select investments for the Fund involves investing primarily in those stocks having the highest statistical weightings in the S&P
500. Stocks in the S&P 500 are ranked in accordance with their statistical weightings from highest to lowest. The Fund will invest in all of the stocks above a specified level in the ranking in approximately the same proportion as the weightings of those stocks in the S&P 500. However, the Fund will not invest in all of the stocks below the specified level in the ranking, but rather will invest only in those stocks, and in amounts, as Advantus Capital determines to be necessary or appropriate for the Fund to approximate the performance of the S&P 500. The stocks of the S&P 500 to be included in the Fund will be selected utilizing a statistical sampling technique which provides simulations of alternative investment strategies for tracking the performance of the S&P 500 and analyzes the estimated tracking results of such alternative strategies prior to their implementation. This process selects stocks for the Fund so that various industry weightings and market capitalizations closely approximate those of the S&P 500. The sampling technique employed by the Fund is expected to be an effective means of substantially duplicating the income and capital returns of the S&P 500. The Fund's ability to duplicate the performance of the S&P 500 will depend to some extent, however, on the size and timing of cash flows into or out of the Fund. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Fund's holdings to the S&P 500 to the maximum practicable extent.
  Over the long term, Advantus Capital will seek a correlation between the performance of the Fund, before sales charges and other Fund expenses, and that of the S&P 500 of at least 95% (or between 85%-95% if the Fund's assets are less than $25 million). A correlation of 100% would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. An investment in shares of the Fund therefore involves risks similar to those of investing in a portfolio consisting of the common stocks of some or all of the companies included in the S&P 500.
  SHORT-TERM INVESTMENTS. Although the Fund normally seeks to remain substantially fully invested in common stocks, the Fund may invest temporarily in certain high grade short-term fixed income securities or in commercial paper or other cash equivalents rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc. Such investments may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These investments include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.
  STOCK INDEX FUTURES CONTRACTS. The Fund may utilize stock index futures contracts to a limited extent. Specifically, the Fund may enter into stock index futures contracts provided that not more than 5% of its assets are required as a margin deposit for such contracts and provided that not more than 20% of its total assets (including assets held as "cover" in segregated accounts or as margin deposits) are invested in stock index futures obligations at any time. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. Futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading or to reduce transaction costs. While these securities can be used as leveraged investments, the Fund may not use them to leverage its net assets.
  The risk of loss associated with stock index futures contracts in some strategies is potentially unlimited due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a stock index futures contract may result in an immediate and substantial loss or gain. However, the Fund will not use stock index futures contracts for speculative purposes or to leverage its net assets. The successful use of futures contracts by the Fund, however, is dependent upon the ability of Advantus Capital to predict correctly movements in the direction of stock prices and interest rates. Accordingly, the primary risks associated with the use of stock index futures contracts by the Fund are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of stock index futures contracts; and (ii) possible lack of a liquid secondary market for a stock index futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market.
  ILLIQUID SECURITIES AND RULE 144A PAPER. The Fund is permitted to invest up to 10% of its net assets in securities or other assets which are illiquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act.
  The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, Advantus Capital and the Fund believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Fund may invest up to 20% of its net assets in these forms of restricted securities if such securities are deemed by Advantus Capital to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, Advantus Capital must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.
  REPURCHASE AGREEMENTS. The Fund may also enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
  INVESTMENT RESTRICTIONS. Index Fund has certain investment restrictions, set forth in their entirety in the Statement of Additional Information, some of which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding shares of Index Fund. In accordance with certain of these fundamental investment restrictions the Fund will not: (i) purchase any security if, as a result, 25% or more of Index Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry (provided, however, that the Fund may invest more than 25% of its assets in a single industry if the S&P 500 is so concentrated); (ii) purchase securities on margin or make short sales (except short sales against the box); (iii) borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets; (iv) mortgage or pledge any assets as security for indebtedness; (v) make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are part of an issue to the public or to financial institutions, and except certain loans of portfolio securities; (vi) buy or sell oil, gas or mineral leases or contracts, real estate, real estate limited partnerships or interests in real estate which are not readily marketable, commodities or commodity contracts (except stock index futures contracts); or
(vii) write put or call options.

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RISKS OF INVESTING
IN THE FUND The Fund's yield and the price of the Fund's shares are not guaranteed. There is risk in all investment and, depending on the performance of the Fund's investments, the value of an investment in the Fund may decrease as well as increase. The share price of the Fund is expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that the Fund will achieve its stated objective or that shareholders will be protected from the risks inherent in equity investing. Investors may wish to purchase shares on a regular, periodic basis (dollar cost averaging) rather than investing in one lump sum in order to reduce the risk of investing all their monies in common stocks at a particularly unfavorable time.
  Equity securities, in which the Fund will be primarily invested, are more volatile than debt securities and involve greater investment risk. The Fund's investment results are dependent on both downward and upward changes in the S&P 500 and on the ability of Advantus Capital to match the Fund's performance to that of the S&P 500.
  Some of the investment policies which the Fund may employ, such as investing in repurchase agreements and illiquid securities, involve special risks not associated with more traditional investment instruments and policies. The use of futures contracts may result in a loss to the Fund if the value of a futures contract does not change in value as anticipated in relation to the value of the stocks held by the Fund or if the Fund is unable to close out a position. Illiquid securities include certain types of restricted securities, which may be sold only in a privately negotiated transaction or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities. See "Investment Policies" above, and the Statement of Additional Information for risks associated with specific investments.

--------------------------------------------
PORTFOLIO
TURNOVER

                Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.
  Although Index Fund generally seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares.
  However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate is expected to be under 50%, a generally lower turnover rate than for most other investment companies. Ordinarily, securities will be sold by the Fund only to reflect certain administrative changes in the S&P 500 (including mergers or changes in its composition) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the S&P 500.

--------------------------------------------
MANAGEMENT
OF THE FUND

                    Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith, in a manner reasonably believed to be in the best interests of the Fund, and with the care an ordinary prudent person in like position would exercise in similar circumstances. However, this management may be delegated.
  The Fund's investment adviser is Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to each of the other Advantus Funds, one other mutual fund (MIMLIC Cash Fund, Inc.) and various private accounts. Advantus Capital is a wholly-owned subsidiary of MIMLIC Management. MIMLIC Management commenced its current business in January 1984, and provides investment advisory services to one other mutual fund (MIMLIC Series Fund, Inc.) and various private accounts. The personnel of Advantus Capital and MIMLIC Management have also had experience in managing investments for The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") and its separate accounts. MIMLIC Management is a subsidiary of Minnesota Mutual, which was organized in 1880, and has assets of more than $9.8 billion. The address of the Fund, Advantus Capital, MIMLIC Management, MIMLIC Sales and Minnesota Mutual is 400 Robert Street North, St. Paul, Minnesota 55101.
  Advantus Capital selects and reviews the Fund's investments, and provides executive and other personnel for the management of the Fund. The Fund's Board of Directors supervises the affairs of the Fund as conducted by Advantus
Capital.
  The Fund pays Advantus Capital an advisory fee equal on an annual basis to .34% of the Fund's average daily net assets. For this fee, Advantus Capital acts as investment adviser and manager for the Fund. The Fund has engaged Minnesota Mutual to act as its transfer agent, dividend disbursing agent and redemption agent, and bears the expenses of such services. Subject to a minimum annual fee of $12,000, Minnesota Mutual provides transfer agent services to Index Fund at an annual cost of $25 per shareholder account. In addition, separate from the investment advisory agreement, the Fund has entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Fund at a monthly cost of $3,600.
  Under the Advisory Agreement with Advantus Capital, Advantus Capital furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Fund who are affiliated with Advantus Capital. MIMLIC Sales, the underwriter of the Fund's shares, bears all promotional expenses in connection with the distribution of the Fund's shares, including paying for prospectuses and statements of additional information for new shareholders, shareholder reports for new shareholders and the costs of sales literature. The Fund pays all other expenses not so expressly assumed.

--------------------------------------------
THE UNDERWRITER AND
PLANS OF DISTRIBUTION The Fund has entered into a Distribution Agreement with MIMLIC Sales pursuant to which MIMLIC Sales acts as the underwriter of the Fund's shares. In addition, the Fund has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund, pursuant to its Plans of Distribution, pays fees to MIMLIC Sales equal, on an annual basis, to a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

      RULE 12B-1 FEE AS PERCENTAGE OF
 AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO
   CLASS A        CLASS B        CLASS C
   SHARES         SHARES         SHARES
------------------------------------------------
       .30 %           1.00 %          1.00 %

  Such fees are used for distribution-related services for all three classes and for servicing of shareholder accounts in connection with Class B and Class C shares. MIMLIC Sales may spend more or less for the distribution and promotion of the Fund's shares than it receives as Rule 12b-1 fees pursuant to the Plans.
  All of the Rule 12b-1 fee payable by the Fund and attributable to Class A shares, and a portion of the fee payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitute distribution fees designed to compensate MIMLIC Sales for advertising, marketing and distributing the Class A, Class B and Class C shares of the Fund. The distribution fees may be used by MIMLIC Sales for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. For example, such distribution fee may be used by MIMLIC Sales: (a) to compensate (in addition to the sales load) broker-dealers, including MIMLIC Sales and its registered representatives, banks, and other financial institutions for their sale of Fund shares; and (b) to pay other advertising and promotional expenses in connection with the distribution of the Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by MIMLIC Sales and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of MIMLIC Sales or of other broker-dealers, banks, or financial institutions.
  A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of the Fund, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitutes a shareholder servicing fee designed to compensate MIMLIC Sales for the provision of certain services to the holders of Class B and Class C shares. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. MIMLIC Sales may also use the shareholder servicing portion of the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such shareholder services.
  MIMLIC Sales may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Fund for the accounts of their clients, or which have made the Fund's shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, MIMLIC Sales, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

-------------------------------------
PURCHASE OF
FUND SHARES

                    The Fund's shares may be purchased at the public offering price from MIMLIC Sales (the underwriter of the Fund's shares), and from certain other broker-dealers. MIMLIC Sales reserves the right to reject any purchase order.

  Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued.
  ALTERNATIVE PURCHASE ARRANGEMENTS. The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Sales Charges" below, or for a summary of these alternative purchase arrangements see "Prospectus Summary."
  The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.
  Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.
  MINIMUM INVESTMENTS. A minimum initial investment of $250 is required, and the minimum subsequent investment is $25.
  PURCHASE BY CHECK. New investors may purchase shares of the Fund by completing an account application and sending it, together with a check payable to the Fund, to MIMLIC Sales, at P.O. Box 64809, St. Paul, Minnesota 55101-0809.
  A purchase is effected, at the price next determined, on the business day on which a purchase order and properly drawn check are received by MIMLIC Sales.
  PURCHASE BY WIRE. Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Fund. Before wiring any funds, contact MIMLIC Sales at (800) 443-3677 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to MIMLIC Sales.
  Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central Time). Banks may charge a fee for transmitting funds by wire.
  PUBLIC OFFERING PRICE. The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received by MIMLIC Sales and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.
  The net asset value of the shares of the Fund is determined as of the primary closing time for business on the New York Stock Exchange (as of the date of this Prospectus the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).
  Securities which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

--------------------------------------------
SALES
CHARGES

              The sales charges applicable to purchases of the Fund's shares, and also the Rule 12b-1 fees paid by the Fund which are attributable to such shares, will vary depending on the class of shares purchased, as described below. An investor should carefully consider which sales charge alternative is most beneficial in the investor's circumstances.

--------------------------------------------
CLASS A
SHARES The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. MIMLIC Sales receives all applicable sales charges. The Fund receives the net asset value. The current sales charges are:

                       SALES CHARGE AS A         AMOUNT PAID TO
                        PERCENTAGE OF:          BROKER-DEALER AS
                                   NET           A PERCENTAGE OF
VALUE OF TOTAL        OFFERING    AMOUNT         OFFERING PRICE:
 INVESTMENT            PRICE     INVESTED    STANDARD    AFFILIATED*
--------------------------------------------------------------------
LESS THAN $50,000       5.0  %    5.26   %    4.50   %     5.0      %
$50,000 BUT LESS
 THAN $100,000          4.5       4.71        4.05         4.5
$100,000 BUT LESS
 THAN $250,000          3.5       3.63        3.15         3.5
$250,000 BUT LESS
 THAN $500,000          2.5       2.56        2.25         2.5
$500,000 BUT LESS
 THAN $1,000,000        1.5       1.52        1.35         1.5
$1,000,000 AND OVER       0          0          .9   **     .9      **

    *AN AFFILIATED BROKER-DEALER IS ONE OWNED BY A GENERAL AGENT OF MINNESOTA MUTUAL.
   **THESE PAYMENTS ARE PAID BY MIMLIC SALES OR ONE OF ITS AFFILIATES, AT ITS OWN EXPENSE, AND NOT BY THE FUND OR ITS SHAREHOLDERS.

  Note that the sales charge depends on the total value of your investment (net asset value of shares currently owned plus the cost of any new investment) in the Fund, and not on the amount of a single investment. For example, if you already own shares with a net asset value of $40,000 and you decide to invest in additional Class A shares having a public offering price of $10,000, you will pay a sales charge equal to 4.5% of your entire additional $10,000 investment, since the total value of your investment is now $50,000.
  RULE 12B-1 FEES. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .30% of average daily net assets of the Fund attributable to Class A shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  WAIVER OF SALES CHARGES FOR CLASS A SHARES. Officers, directors, full-time and part-time employees, sales representatives, and retirees of the Fund, Advantus Capital, MIMLIC Management, MIMLIC Sales, Minnesota Mutual or any of Minnesota Mutual's other affiliated companies, any trust, pension or benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendents of such persons, Minnesota Mutual and its affiliates themselves, advisory clients of Advantus Capital or MIMLIC Management, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with MIMLIC Sales, and certain accounts sold by registered investment advisers who charge clients a fee for their services are allowed to buy Class A shares of the Fund without paying the FESC.

--------------------------------------------
CLASS B
SHARES Class B shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase.

However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemption of Fund Shares." Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:

                                                                     SHARES CONVERT
                                                                           TO
                                                                     CLASS A IN THE
SHARES PURCHASED IN AN             CDSC APPLICABLE IN YEAR            MONTH AFTER
AMOUNT                      1      2      3      4      5      6     EXPIRATION OF
-----------------------------------------------------------------------------------
LESS THAN $50,000          5.0%   4.5%   3.5%   2.5%   1.5%   1.5%     84 MONTHS
$50,000 BUT LESS THAN
$100,000                   4.5    3.5    2.5    1.5    1.5      0      76 MONTHS
$100,000 BUT LESS THAN
$250,000                   3.5    2.5    1.5    1.5      0      0      60 MONTHS
$250,000 BUT LESS THAN
$500,000                   2.5    1.5    1.5      0      0      0      44 MONTHS
$500,000 BUT LESS THAN
$1,000,000                 1.5    1.5      0      0      0      0      28 MONTHS

  Proceeds from the CDSC are paid to MIMLIC Sales and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, MIMLIC Sales pays a sales commission to broker-dealers, and to registered representatives of MIMLIC Sales, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. MIMLIC Sales pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:

                                                    AMOUNT PAID TO
                                                   BROKER-DEALER AS
                                                    A PERCENTAGE OF
                                                    OFFERING PRICE:
        SHARES PURCHASED IN AN AMOUNT           STANDARD    AFFILIATED*
-----------------------------------------------------------------------
LESS THAN $50,000                                3.75   %    4.17      %
$50,000 BUT LESS THAN $100,000                   3.38        3.75
$100,000 BUT LESS THAN $250,000                  2.63        2.92
$250,000 BUT LESS THAN $500,000                  1.88        2.08
$500,000 BUT LESS THAN $1,000,000                1.13        1.25

   *AN AFFILIATED BROKER-DEALER IS ONE OWNED BY A GENERAL AGENT OF MINNESOTA MUTUAL.

  RULE 12B-1 FEES. Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class B shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Load Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a PRO RATA portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of

1986, as amended, and that such conversions do not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

--------------------------------------------
CLASS C
SHARES Class C shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:

                                               SHARES CONVERT
                                                     TO
                                               CLASS A IN THE
                                                 MONTH AFTER
SHARES PURCHASED IN AN AMOUNT                   EXPIRATION OF
--------------------------------------------------------------
LESS THAN $50,000                                 96 MONTHS
$50,000 BUT LESS THAN $100,000                    88 MONTHS
$100,000 BUT LESS THAN $250,000                   72 MONTHS
$250,000 BUT LESS THAN $500,000                   56 MONTHS
$500,000 BUT LESS THAN $1,000,000                 40 MONTHS

  The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. MIMLIC Sales does not pay a sales commission to broker-dealers, or to registered representatives of MIMLIC Sales, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.
  RULE 12B-1 FEES. Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class C shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Load Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a PRO RATA portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

--------------------------------------------
OTHER PAYMENTS
TO BROKER-DEALERS The commissions paid to broker-dealers in connection with the sale of Class A and Class B shares are as described above. A broker-dealer receiving more than 90% of the sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended. Broker-dealers selling Class A and Class C shares will receive Rule 12b-1 distribution fees which equal, on an annual basis, .25% and .75%, respectively, of the net asset values attributable to such shares. Rule 12b-1 service fees will also be paid to broker-dealers selling Class B and Class C shares in amounts equal, on an annual basis, to .25% and
 .25%, respectively, of the net asset values attributable to such shares.
  In addition, MIMLIC Sales or Minnesota Mutual will pay to "affiliated" broker-dealers (i.e., broker-dealers owned by general agents of Minnesota Mutual), based uniformly on the sale of all classes of Fund shares by such broker-dealers, credits which allow such broker-dealers' registered representatives who are responsible for such broker-dealers' sales of Fund shares to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of the insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Affiliated broker-dealers earning such credits will be allowed to elect to receive from MIMLIC Sales or Minnesota Mutual, in lieu of such credits, cash in an amount equal to the cost of providing such credits.

--------------------------------------------
SPECIAL
PURCHASE
PLANS

               The following are alternative purchase plans applicable to the Fund, all of which offer the possibility of a reduced sales charge:
- Letter of Intent. (See instructions on application.)
- Combined purchases with spouse, children, and/or single trust estates--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge. It is the obligation of each investor desiring this discount in sales charge to notify MIMLIC Sales, through his or her dealer or otherwise, that he or she is entitled to the discount.
- Group Purchases--individuals who are members of a qualified group (which must meet criteria established by MIMLIC Sales) may purchase shares at the reduced sales charge applicable to the group taken as a whole.
- Combined investments in all Advantus Load
  Funds--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge.
- Systematic Investment Plan--voluntary periodic purchases enable an investor to lower his or her average cost per share through the principle of "dollar cost averaging."
  The Fund also offers an Automatic Investment Plan, which allows an investor to automatically invest a specified amount in the Fund each month. For more information on any of these plans, contact MIMLIC Sales or a MIMLIC Sales representative.

--------------------------------------------
EXCHANGE AND
TELEPHONE TRANSFER
OF FUND SHARES

                             A shareholder can exchange some or all of his or
her Class A, Class B and Class C shares in the Fund, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Load Funds (provided that the shareholder has an already open account in such other Advantus Load Fund), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund, provided that the minimum amount which may be transferred is $250. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC period and applying the CDSC.
  Class A, Class B and Class C shares may also be exchanged for shares of Advantus Money Market Fund, Inc. ("Money Market Fund") at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. MIMLIC Sales is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event MIMLIC Sales begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any

Rule 12b-1 payments made by Money Market Fund with respect to those shares.
  Shares of Money Market Fund acquired in an exchange for Class A, Class B or Class C shares from any of the Advantus Load Funds may also be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of the Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange. Shares of Money Market Fund not acquired in an exchange from any of the Advantus Load Funds may be exchanged at relative net asset values for either Class A, Class B or Class C shares of the Fund, subject to the sales charge applicable to the class selected.
  The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a pre-authorized telephone call (see "Telephone Transactions"). Up to four exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose additional charges upon--the exchange and/or telephone transfer privileges, upon 60 days' prior notice to shareholders. Telephone transfers and other exchanges can only be made between Advantus Fund accounts having identical registrations. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

--------------------------------------------
SYSTEMATIC EXCHANGE
PLAN Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds (provided that such Advantus Fund accounts must have identical registrations) on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $25. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

--------------------------------------------
REDEMPTION OF
FUND SHARES

                      Registered holders of shares of the Fund may redeem their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class A and Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of Class B shares (see "Contingent Deferred Sales Charge," below). Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. If the redemption proceeds are less than $25,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $25,000, no signature guarantee is required. However, if the redemption proceeds are $25,000 or more or are to be paid to someone other than the registered holder, or are to be mailed to an address other than the registered shareholder's address, or the shares are to be transferred, or the request does not come from such a plan trustee, the owner's signature must be guaranteed by an eligible guarantor institution, including (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program. A signature guarantee is also required in connection with any redemption if, within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record. The Fund reserves the right to require signature guarantees on all redemptions. Any certificates should be sent to the Fund by certified mail. Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost.
  If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is 1-612-223-4100.
  CONTINGENT DEFERRED SALES CHARGE. The CDSC applicable upon redemption of Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges-- Class B Shares," above.
  In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A or Class C shares in addition to Class B shares, then absent a shareholder choice to the contrary, Class C shares will first be redeemed in full, and Class B shares not subject to a CDSC will next be redeemed in full, prior to any redemption of Class A shares. Class A shares will also be redeemed in full, absent a shareholder choice to the contrary, prior to any redemption of Class B shares which are subject to a CDSC.
  The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code. The CDSC will also not apply to certain exchanges. See "Exchange and Telephone Transfer of Fund Shares," above.
  TELEPHONE REDEMPTION. The Fund's shareholders may elect this option by completing the appropriate portion of the application, and may redeem shares by calling the Fund's transfer agent at 1-800-443-3677 (see "Telephone Transactions"). The maximum amount which may be redeemed by telephone is $25,000. The proceeds will be sent by check to the address of record for the account. If the amount is $1,000 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.
  DELAY IN PAYMENT OF REDEMPTION PROCEEDS. Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by non-guaranteed funds (such as a personal check), the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 14 days from the purchase date.
  The Fund has the right to redeem the shares in inactive accounts which, due to redemptions and not to decreases in market value of the shares in the account, have a total current value of less than $150. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.

--------------------------------------------
TELEPHONE
TRANSACTIONS

                    Shareholders of the Fund are permitted to exchange or redeem the Fund's shares by telephone. See "Exchange and Telephone Transfer of Fund Shares" and "Redemption of Fund Shares" for further details. The privilege to initiate such transactions by telephone is not made available automatically but must be elected by a shareholder on the account application.
  Shareholders may initiate telephone transactions by telephoning the Fund's transfer agent, toll free, at 1-800-443-3677, Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. Telephone exchanges may be made only between Advantus Fund accounts having identical registrations. The maximum amount which may be redeemed by telephone is $25,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request while continuing to attempt a telephone exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days' prior notice to shareholders.
  The Fund and its transfer agent, Minnesota Mutual, will not be liable for following instructions communicated by telephone which they reasonably believe to be genuine; provided, however, that the Fund and Minnesota Mutual will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and a personal identifying number, and providing written confirmation of such transactions.

--------------------------------------------
REINSTATEMENT
PRIVILEGE

                     Shareholders who redeem shares in the Fund have a one-time privilege to apply their redemption proceeds (at no sales charge) to the purchase of shares of any of the Advantus Load Funds by notifying MIMLIC Sales within 90 days after their redemption. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

--------------------------------------------
DIVIDENDS AND
CAPITAL GAINS
DISTRIBUTION

                     The policy of the Fund is to pay dividends from net investment income quarterly. Any net realized capital gains are generally distributed once a year, during December. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.
  Any dividend payments or net capital gains distributions made by the Fund are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.
  Upon written request to the Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Money Market Fund or shares of the same class of another of the Advantus Load Funds (provided that such Advantus Fund accounts must have identical registrations) at the net asset value of such other Advantus Fund on the payable date for the dividends being distributed. To use this privilege of investing dividends from the Fund in shares of another of the Advantus Funds, shareholders must maintain a minimum account value of $250 in both the Fund and the Advantus Fund in which dividends are reinvested.

--------------------------------------------
TAXES

          The following is a general summary of certain federal tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.

  The Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.
  Distributions of investment company taxable income from the Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. However, if a shareholder holds for less than six months a share with respect to which a long-term capital gain distribution has been made, any loss on the sale of such share will be treated as a long-term capital loss to the extent that the shareholder previously recognized long-term capital gain. Long-term capital gains of individuals are taxed at a maximum rate of 28%, while the highest marginal regular tax rate on ordinary income for individuals is 39.6%.
  Some or all of the dividend distributions from the Fund will qualify for the 70% dividend received deduction for corporations.
  Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.
  If shares of the Fund are sold or otherwise disposed of more than twelve months from the date of acquisition, the Fund shareholder will realize a long-term capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder.
  The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.
  Before investing in the Fund, an investor should consult a tax adviser concerning the consequences of any local and state tax laws, and of any retirement plan offering tax benefits.
  Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Fund, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.
  The Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

--------------------------------------------
INVESTMENT
PERFORMANCE

                    Advertisements and other sales literature for the Fund may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All quotations of yield, average annual total return and cumulative total return are based upon historical information and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The advertised yield of the Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share (as defined under Securities and Exchange

Commission rules and regulations) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semi-annual compounding of income.
  Both average annual total return and cumulative total return are based on a hypothetical $1,000 payment to the Fund at the beginning of the advertised period. Average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period with dividend and capital gain distributions treated as reinvested. In calculating both average annual total return and cumulative total return, the maximum initial or deferred sales charge is deducted from the hypothetical investment and all dividends and distributions during the period are assumed to be reinvested. Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

--------------------------------------------
RANKINGS AND
RATINGS The Fund may from time to time also advertise rankings or other ratings of the Fund as determined by Morningstar, Inc., Lipper Analytical Services, Inc., INVESTORS DAILY, Wiesenberger Financial Services, FORTUNE MAGAZINE, or other mutual fund rating firms.
  Shareholders of the Fund may also telephone MIMLIC Sales at (800) 443-3677 for current quotations of yield, average annual total return and cumulative total return.
  For additional information regarding the calculation of yield, average annual total return and cumulative total return see the Statement of Additional Information.

--------------------------------------------
ADDITIONAL PERFORMANCE
INFORMATION Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing or calling the Fund at the address or telephone number shown on the cover of this Prospectus.

--------------------------------------------
GENERAL
INFORMATION

                    The Fund was incorporated in July 1996 as a Minnesota corporation. The Fund's authorized capital stock is of three classes (Class A, Class B and Class C), common shares, with a par value of $.01 per share. All shares of the Fund are nonassessable, fully transferable and have one vote and equal rights to share in dividends and assets of the Fund. The shares of the Fund possess no preemptive or conversion rights. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares of the Fund voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares of the Fund will be unable to elect any directors.
  On September 4, 1996, Minnesota Mutual and its subsidiaries owned shares in each class of shares of the Fund as set forth in the following table:

                                                 NUMBER OF SHARES
                                                OWNED BY MINNESOTA
         SHARES OUTSTANDING                   MUTUAL AND SUBSIDIARIES
  CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
----------------------------------------------------------------------------
     5,000        5,000        5,000        5,000        5,000        5,000

Due to its ownership of more than 25% of the outstanding shares of the Fund, Minnesota Mutual may be said to control the Fund. Minnesota Mutual, Advantus Capital, MIMLIC Management and MIMLIC Sales are all organized as Minnesota corporations.
  The Fund does not hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 30 days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than 90 days after receipt of the demand, all at the expense of the Fund. Additionally, the

Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.
  The Fund sends to its shareholders a six-month unaudited and annual audited financial report of the Fund, which includes a list of investment securities held by the Fund. Shareholder inquiries should be directed to a registered representative of the shareholder's broker-dealer, or to the Underwriter or the Fund at the telephone number or mailing address listed on the cover of this Prospectus.

--------------------------------------------
COUNSEL AND
INDEPENDENT
AUDITORS

                   The firm of Dorsey & Whitney LLP, 220 South
                   Sixth Street, Minneapolis, Minnesota 55402, is the general counsel for the Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, are the independent auditors for the Fund.

--------------------------------------------
CUSTODIAN

                 First Trust National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, acts as custodian of the securities held by the Fund.

--------------------------------------------
THE STANDARD &
POOR'S LICENSE

                        Standard & Poor's ("S&P") is a division of The McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P
500-Registered Trademark-," "Standard & Poor's 500" and "500" and has licensed the use of such marks by the Index Fund.
  The Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Index Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Index Fund nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Fund.
  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEX FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Advantus Index 500 Fund, Inc.
FUND INFORMATION:

INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(612) 292-5923

UNDERWRITER
MIMLIC Sales Corporation
P.O. Box 64809
St. Paul, Minnesota 55101-0809
(612) 228-4833
(800) 443-3677

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
The Minnesota Mutual Life Insurance Company
P.O. Box 64132
St. Paul, Minnesota 55164-0132
(800) 443-3677

CUSTODIAN
First Trust National Association
180 East Fifth Street
St. Paul, Minnesota 55101

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

GENERAL COUNSEL
Dorsey & Whitney LLP

                        [ADVANTUS -TM- FAMILY OF FUNDS]

                       STATEMENT OF ADDITIONAL INFORMATION




                           ADVANTUS VENTURE FUND, INC.
                          ADVANTUS INDEX 500 FUND, INC.


                               January 31, 1997





     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectuses dated January 31, 1997 and should be read in conjunction therewith. A copy of each Prospectus may be obtained from MIMLIC Sales Corporation, P.O. Box 64809,
St. Paul, Minnesota 55101-0809 (telephone (800) 443-3677).





THIS STATEMENT OF ADDITIONAL INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A COPY OF THE CURRENT PROSPECTUS FOR EACH OF THE ADVANTUS FUNDS NAMED ABOVE.

                                TABLE OF CONTENTS



GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  Venture Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
  Index Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . . . . . .10

DIRECTOR LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . .13
  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
  Control and Management of Advantus Capital and MIMLIC Sales. . . . . . . . .13
  Investment Advisory Agreement. . . . . . . . . . . . . . . . . . . . . . . .13
  Distribution Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .14
  Payment of Certain Distribution Expenses of the Funds. . . . . . . . . . . .15

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE . . . . . . . . . . . . . .18

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . .19

CAPITAL STOCK AND OWNERSHIP OF SHARES. . . . . . . . . . . . . . . . . . . . .21

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

NET ASSET VALUE AND PUBLIC OFFERING PRICE. . . . . . . . . . . . . . . . . . .22

REDUCED SALES CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
  Right of Accumulation-Cumulative Purchase Discount . . . . . . . . . . . . .24
  Letter of Intent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
  Combining Purchases. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
  Purchases of Class A shares by Certain Persons Affiliated with the Fund, Advantus Capital MIMLIC Management, MIMLIC Sales, Minnesota Mutual, or
  Any of Minnesota Mutual's Other Affiliated Companies . . . . . . . . . . . .25

SHAREHOLDER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
  Open Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
  Systematic Investment Plan . . . . . . . . . . . . . . . . . . . . . . . . .26
  Group Systematic Investment Plan . . . . . . . . . . . . . . . . . . . . . .26
  Automatic Investment Plan. . . . . . . . . . . . . . . . . . . . . . . . . .27
  Group Purchases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
  Retirement Plans Offering Tax Benefits . . . . . . . . . . . . . . . . . . .27

  Systematic Withdrawal Plans. . . . . . . . . . . . . . . . . . . . . . . . .28
  Exchange and Telephone Transfer Privilege. . . . . . . . . . . . . . . . . .29

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
  Reinstatement Privilege. . . . . . . . . . . . . . . . . . . . . . . . . . .30

DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . . . . . . . . . . . .30

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . A-1
  Bond Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
  Commercial Paper Ratings . . . . . . . . . . . . . . . . . . . . . . . . . A-2

APPENDIX B - FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . B-1

                         GENERAL INFORMATION AND HISTORY

       Advantus Venture Fund, Inc. ("Venture Fund") and Advantus Index 500 Fund, Inc. ("Index Fund"), collectively referred to as the "Funds," are open-end diversified investment companies, commonly called mutual funds. The Funds, together with eight other mutual funds which share the same investment adviser, are members of a family of mutual funds known as the "Advantus Funds." Each of the Advantus Funds, excluding Advantus Money Market Fund, Inc., offers more than one class of shares (the "Advantus Load Funds"). The Advantus Load Funds currently offer three classes of shares (Class A, Class B and Class C). Each class is sold pursuant to different sales arrangements and bears different expenses. The Funds were incorporated as Minnesota corporations in July 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

       The investment objective and policies of each of the Funds are summarized on the front page of each Fund's Prospectus and are set forth in detail in the text of each Fund's Prospectus under "Investment Objectives, Policies and Risks."

STOCK INDEX FUTURES CONTRACTS

     The Index Fund may purchase and sell stock index futures contracts. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the stock index is made; generally contracts are closed out prior to the expiration date of the contract. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. No price is paid upon entering into futures contracts.
Instead, the Fund is required to deposit an amount of cash or U.S. Treasury securities, known as "initial margin," in a segregated account established with the Fund's custodian in the name of the futures broker through which the Fund entered into the futures contract. Subsequent payments, called "variation margin," to and from the futures broker are required on a daily basis as the value of the futures position varies.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of broad-based contracts will generally reflect broad changes in common stock prices. The Index Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the index underlying its index futures positions. Therefore, while the Fund's index futures positions should provide exposure to changes in value of the underlying index (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of the Fund's index futures positions with its other investments are discussed below.

       FUTURES MARGIN PAYMENTS. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. Advantus Capital will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Index Fund does business.

       LIMITATIONS ON STOCK INDEX FUTURES TRANSACTIONS. The Index Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to regulations under the Commodity Exchange Act, the Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; PROVIDED, HOWEVER, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

       Advantus Capital also intends to follow certain other limitations on the Fund's futures activities. Under normal conditions, the Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and
(ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of the Fund's total assets. In addition, the Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

       The Index Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if the Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. The Index Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer.

       When the Fund wishes to sell securities, it may sell stock index futures contracts to hedge against stock market declines until the sale can be completed. For example, if Advantus Capital anticipated a decline in common stock prices at a time when the Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.


       ASSET COVERAGE FOR FUTURES POSITIONS. The Index Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and/or appropriate liquid assets (e.g., United States Government securities, other investment grade debt obligations and equity securities) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


       CORRELATION OF PRICE CHANGES. As noted above, price changes of the Fund's futures positions may not be well correlated with price changes of its other investments because of differences between the underlying index and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder the Fund in the achievement of its objective.

       Stock index futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contract. The Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

       LIQUIDITY OF FUTURES CONTRACTS. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

       FEDERAL TAX TREATMENT. The Internal Revenue Code of 1986, as amended (the "Code"), forbids the Fund from earning more than 30% of its gross income from the sale or other disposition of certain investments, including futures contracts, which are owned for less than three months. The likelihood of violating this 30% test is increased by the amount of investing the Fund does in futures contract. Additionally, the Code requires the Fund to diversify its investment holdings. The Internal Revenue Service position regarding the treatment of futures contracts for diversification purposes is not clear, and the extent to which the Fund may engage in these transactions may be limited by this requirement. The Code also provides that, with respect to certain futures contracts held by the Fund at the end of its taxable year, unrealized gain or loss on such contracts may have to be recognized for tax purposes under a special system within the Code. The actual gain or loss recognized by the Fund in an eventual disposition of such contract, however, will be adjusted by the amount of the gain or loss recognized earlier under the Code's system. See "Distributions and Tax Status."

OPTIONS

       Venture Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund realizes income, typically in the form of short-term capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund does not write call options in an aggregate amount greater than 15% of its net assets.

       The Fund purchases call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a short-term capital gain if the amount paid to purchase the call option is less than the premium received for writing a similar option. Generally, the Fund realizes a short-term loss if the amount paid to purchase the call option is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS

       The Funds may invest in bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the United States Government established under authority granted by Congress. Obligations issued or guaranteed by agencies of the United States Government include, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the United States Government include, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association securities). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

DEBT SECURITIES AND DOWN-GRADED INSTRUMENTS

     Venture Fund may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively. Venture Fund may also invest in debt securities convertible into common stock which are rated lower than BBB or Baa but which are rated at least B- by S&P or B3 by Moody's. (See the Venture Fund Prospectus for information regarding these securities and the Fund's policy regarding them.)

       The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

     Venture Fund may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which, in the case of non-convertible debt, is lower than BBB or Baa by S&P or Moody's, respectively, or which, in the case of convertible debt, is lower than B- or B3 by S&P or Moody's, respectively. In such an event it is the Fund's general policy to dispose of such down-graded securities except when, in the judgment of the Fund's investment adviser, it is to the Fund's advantage to continue to hold such securities. In no event, however, will the Fund hold more than 5% of its net assets, in the aggregate, in non-convertible securities rated lower than BBB or Baa or in convertible securities rated lower than B- or B3.

     Low rated (i.e. below BBB) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

       Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

       Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

SHORT SALES AGAINST THE BOX


     Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short, or owns securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.


LOANS OF PORTFOLIO SECURITIES


     Index 500 Fund for the purpose of realizing additional income, may make secured loans of portfolio securities amounting to not more than 20% of its total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but may in some cases do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser throughout the term of each loan. The Fund has no present intention to make loans of portfolio securities.


                             INVESTMENT RESTRICTIONS

       Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

       Each Fund is also subject to certain "fundamental" investment restrictions, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. An investment restriction which is not fundamental may be changed by vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

VENTURE FUND (The investment restrictions numbered 1 through 8 below are fundamental. Restrictions numbered 9 through 15 are not fundamental and may be changed by the Fund's Board of Directors.)

       Venture Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, including futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets;

            (9) Purchase options, except call options in order to close out a position;

            (10) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (11) Make investments for the purpose of exercising control or management;

            (12) Participate on a joint or joint and several basis in any trading account in securities;

            (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (14) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

            (15) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.

INDEX FUND (The investment restrictions numbered 1 through 8 below are fundamental. Restrictions numbered 9 through 15 are not fundamental and may be changed by the Fund's Board of Directors.)

       Index Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry (provided, however, that the Fund may invest more than 25% of its assets in a single industry if the S&P 500 is so concentrated);

            (2) Purchase securities on margin , although it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities (for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be a purchase of securities on margin); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, except that it may invest in stock index futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8)  Write put or call options;

            (9)  Purchase put or call options;

            (10) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (11) Make investments for the purpose of exercising control or management;

            (12) Participate on a joint or joint and several basis in any trading account in securities;

            (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (14) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

            (15) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.

       With respect to each of the Funds, any investment policy set forth under "Investment Objectives, Policies and Risks" in the Prospectus, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                               PORTFOLIO TURNOVER

       Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

       Venture Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Venture Fund does not emphasize short-term trading profits.

       Index Fund generally seeks to invest for the long term, but reserves the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the Fund's portfolio turnover rate is expected to be generally lower than the rate for most other investment companies. Ordinarily, securities will be sold by Index Fund only to reflect certain administrative changes in the S&P 500 (including mergers or changes in its composition) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the S&P 500.

                        DIRECTORS AND EXECUTIVE OFFICERS

       The names, addresses, principal occupations, and other affiliations of directors and executive officers of each of the Funds are given below:

                                             Position with                 Principal Occupation and other
Name and Address                              the Funds                    Affiliations (past 5 years)
----------------                              ---------                    ---------------------------
Paul H. Gooding*                            President                      Vice President and Treasurer of
Advantus Capital                            and Director                   Minnesota Mutual; President Director
 Management, Inc.                                                          of Advantus Capital; President,
400 Robert Street North                                                    Treasurer and Director of MIMLIC
St. Paul, Minnesota 55101                                                  Management

Frederick P. Feuerherm*                     Vice President,                Second Vice President of Minnesota
The Minnesota Mutual                        Treasurer                      Mutual; Vice President and Assistant
 Life Insurance Company                     and Director                   Secretary of MIMLIC Management
400 Robert Street North
St. Paul, Minnesota 55101

Ralph D. Ebbott                             Director                       Retired, Vice President and Treasurer
409 Birchwood Avenue                                                       of Minnesota Mining and Manufacturing
White Bear Lake,                                                           Company (tape, adhesive, photographic,
Minnesota 55110                                                            and electrical products) through June
                                                                           1989

Charles E. Arner                            Director                       Retired, Vice Chairman of The First
E-1218 First National                                                      National Bank of Saint Paul from
 Bank Building                                                             November 1983 through June 1984;
332 Minnesota Street                                                       Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                                                  of The First National Bank of Saint Paul
                                                                           from October 1980 through November
                                                                           1983

Ellen S. Berscheid                          Director                       Regents' Professor of Psychology at the
University of Minnesota                                                    University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer                           Secretary                      Partner with the law firm of
Dorsey & Whitney LLP                                                       Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402


-------------------------
* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.
-------------------------

     Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by either of the Funds to any of its officers or directors who is affiliated with Advantus Capital or MIMLIC Management. During the current fiscal year, each Director not affiliated with Advantus Capital or MIMLIC Management will be compensated in accordance with the following table:

                                                            Pension or                       Total
                                                            Retirement                   Compensation
                                              Aggregate      Benefits       Estimated   From Funds and
                                            Compensation    Accrued As       Annual      Fund Complex
                                              from the     Part of Fund   Benefits Upon     Paid To
Name of Director                                Funds        Expenses      Retirement      Directors
----------------                                -----        --------      ----------      ---------
Charles E. Arner                                  *             n/a            n/a          $12,000
Ellen S. Berscheid                                *             n/a            n/a          $12,000
Ralph D. Ebbott                                   *             n/a            n/a          $12,000

-------------------------

* Each director of the Funds who is not affiliated with Advantus Capital or MIMLIC Management is also a director of the other ten investment companies of which Advantus Capital or MIMLIC Management is the investment adviser (12 investment companies in total -- the "Fund Complex"). Such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $6,000 per year and $1,500 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a PRO RATA portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex.
-------------------------

     As of September 4, 1996, the directors and executive officers of the Funds did not own any shares of the Funds.

                               DIRECTOR LIABILITY

     Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since its inception. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management"). MIMLIC Sales acts as the Funds' underwriter. Both Advantus Capital and MIMLIC Sales act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and MIMLIC Sales is 400 Robert Street North, St. Paul, Minnesota 55101.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND MIMLIC SALES

     Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of MIMLIC Management. MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), which was organized in 1880, and has assets of more than $9.8 billion. MIMLIC Sales is also a subsidiary of MIMLIC Management. Paul H. Gooding, President and a Director of each of the Funds, is President and Director of Advantus Capital, and President, Treasurer, and a Director of MIMLIC Management. Frederick P. Feuerherm, Treasurer and a Director of each of the Funds, is a Vice President and Assistant Secretary of MIMLIC Management. James P. Tatera, Senior Vice President and Director of Advantus Capital, is also Vice President of MIMLIC Management.

INVESTMENT ADVISORY AGREEMENT


     Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated July 17, 1996 for each Fund, each of which became effective on September 4, 1996, when the Funds' initial shareholder approved the Advisory Agreements. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 14, 1997. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

                                          Advisory Fee as Percentage
                       Fund                  of Average Net Assets
                       ----                  ---------------------

                    Venture Fund                     .80%
                    Index Fund                       .34%

       For this fee, Advantus Capital acts as investment adviser and manager for the Funds, and in the case of Venture Fund pays the Fund's transfer agent, dividend disbursing agent and redemption agent expenses. Index Fund pays its own transfer agent, dividend disbursing agent, and redemption agent expenses. The Funds have engaged Minnesota Mutual to act as their transfer agent, dividend disbursing agent, and redemption agent. The advisory fees paid by the Funds are partially offset by Advantus Capital's payment of certain expenses, such as the transfer agent, dividend disbursing agent and redemption agent expenses, which expenses are not customarily paid for by a mutual fund's investment adviser. Subject to a minimum annual fee of $12,000, Minnesota Mutual provides transfer agent services to Index Fund at an annual cost of $25 per shareholder account. In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Funds. Minnesota Mutual currently provides such services to the Funds at a monthly cost of $3,600.

       Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital. In addition, except to the extent that MIMLIC Sales receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), MIMLIC Sales bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

DISTRIBUTION AGREEMENT


       The Board of Directors of each Fund, on July 17, 1996, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with MIMLIC Sales (the "Distribution Agreements"), each dated July 17, 1996.

       Each Distribution Agreement may be terminated by the respective Fund or MIMLIC Sales at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       The Distribution Agreements require MIMLIC Sales to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

       In the Distribution Agreements, MIMLIC Sales undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the Funds' shares, except to the extent that such liability is the result of information which was obtainable by MIMLIC Sales only from persons affiliated with the Funds but not with MIMLIC Sales.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

       Each of the Funds has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each of the Funds, pursuant to its Plans of Distribution, pays fees to MIMLIC Sales which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

                                      Rule 12b-1 Fee as Percentage
                               of Average Daily Net Assets Attributable to
Fund                            Class A Shares  Class B Shares  Class C Shares
----                            --------------  --------------  --------------

Venture Fund                          .30%          1.00%           1.00%
Index Fund                            .30%          1.00%           1.00%

Such fees are used for distribution-related services for all three classes and for servicing of shareholder accounts in connection with Class B and C shares.

       All of the Rule 12b-1 fees payable by the Funds and attributable to Class A shares of the Funds, and a portion of the Rule 12b-1 fees payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate MIMLIC Sales for advertising, marketing and distributing the shares of the Funds.

       The distribution fees may be used by MIMLIC Sales for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by MIMLIC Sales: (a) to compensate broker-dealers, including MIMLIC Sales and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices (including overhead expenses) provided jointly by MIMLIC Sales and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of MIMLIC Sales or of other broker-dealers, banks, or financial institutions.


       A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of each of the Funds, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, constitutes a shareholder servicing fee designed to compensate MIMLIC Sales for the provision of certain services to the holders of Class B and Class C shares.

       Amounts expended by the Funds under the Plans are expected to be used for the implementation by MIMLIC Sales of a dealer incentive program. Pursuant to the program, MIMLIC Sales may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

       MIMLIC Sales may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, MIMLIC Sales, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. State law may, however, differ from the interpretation of the Glass-Steagall Act expressed and banks and other financial institutions may therefore be required to register as securities dealers pursuant to state law. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

       In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held July 17, 1996, the directors of the Funds so concluded.

       The Plans of Distribution could be construed as "compensation plans" because MIMLIC Sales is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. MIMLIC Sales may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans.

However, to the extent fees received exceed expenses, including indirect expense such as overhead, MIMLIC Sales could be said to have received a profit.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

       In a number of security transactions, it is possible for the Funds to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; the Funds trade in this manner whenever the net price appears advantageous.

       Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds.

       The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.

       There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

       No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

       The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

       The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

       In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

                         CALCULATION OF PERFORMANCE DATA

       Advertisements and other sales literature for the Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Funds.

       YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                             a-b
                                   YIELD = 2[( ----- +1)6-1]
                                              cd

                              Where:      a =  dividends and interest earned
                                               during the period;

                                           b = expenses accrued for the period
                                               (net of reimbursements);

                                           c = the average daily number of
                                               shares outstanding during the
                                               period that were entitled to
                                               receive dividends; and

                                           d = the maximum offering price per
                                               share on the last day of the
                                               period.

       AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1+T)n = ERV

                      Where:  P = a hypothetical initial payment of $1,000;

                              T = average annual total return;

                              n = number of years; and

                          ERV  =   ending redeemable value at the end of the
                                   period of a hypothetical $1,000 payment made at the beginning of such period.

       CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         ERV-P
                                  CTR = ( ------- )100
                                             P

              Where:  CTR  =  Cumulative total return

                      ERV  =  ending redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the beginning of such period; and

                          P = initial payment of $1,000.

       The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

       Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                      CAPITAL STOCK AND OWNERSHIP OF SHARES

       Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

       Each of the Funds has 10 billion authorized shares of common stock and has designated 2 billion authorized shares as Class A shares, 2 billion authorized shares as Class B shares and 2 billion authorized shares as Class C shares. The Funds have the following numbers of shares outstanding:

                                     Shares Outstanding at September 4, 1996
                                    ----------------------------------------
   Fund                                  Class A    Class B      Class  C
   ----                                  -------    -------      --------

Venture Fund                             5,000       5,000       5,000
Index Fund                               5,000       5,000       5,000

       As of September 4, 1996, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:

                                              Number of
Name and Address of Shareholder                Shares         Percentage
-------------------------------                ------         ----------

Venture Fund
------------
     Minnesota Mutual and affiliates*          15,000            100%

Index Fund
----------
     Minnesota Mutual and affiliates*          15,000            100%

  * 400 Robert Street North, St. Paul, Minnesota 55101.

                              HOW TO BUY SHARES

     The procedures for purchasing shares of the funds are summarized in the Prospectus following the caption "Purchase of Fund Shares."

     In addition to purchases of shares through insurance agents and employees of Minnesota Mutual who are registered representatives of MIMLIC Sales and who are licensed under applicable state and federal laws, shares may also be purchased in writing as described in the prospectus through firms which are members of the National Association of Securities Dealers, Inc. and which have selling agreements with MIMLIC Sales.

                  NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price and net asset value per share is summarized in the prospectus in the text following the headings "Purchase of Fund Shares" and "Sales Charges."

     The portfolio securities in which the Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

     On September 4, 1996, the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds were calculated as follows:

                                  VENTURE FUND

CLASS A SHARES

    Net Assets ($50,000)      = Net Asset Value Per Share ($10.00)
----------------------------
Shares outstanding (5,000)

       To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

              $10.00 = Public Offering Price Per Share ($10.53)

              ------
              .95

CLASS B SHARES

    Net Assets ($50,000)     = Net Asset Value AND Public
--------------------------
Shares outstanding (5,000)     Offering Price Per Share ($10.00)

CLASS C SHARES

    Net Assets ($50,000)      = Net Asset Value AND Public
--------------------------
Shares outstanding (5,000)     Offering Price Per Share ($10.00)

                                   INDEX FUND

CLASS A SHARES

    Net Assets ($50,000)     = Net Asset Value Per Share ($10.00)
--------------------------
Shares outstanding (5,000)

              To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

          $10.00 = Public Offering Price Per Share ($10.53)
          ------
             .95

CLASS B SHARES

    Net Assets ($50,000)      = Net Asset Value AND Public
----------------------------
Shares outstanding (5,000)     Offering Price Per Share ($10.00)

CLASS C SHARES

    Net Assets ($50,000)      = Net Asset Value AND Public
----------------------------
Shares outstanding (5,000)     Offering Price Per Share ($10.00)

                              REDUCED SALES CHARGES

          Special purchase plans are enumerated in the text of each Fund's Prospectus immediately following the caption "Special Purchase Plans" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

          The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Advantus Load Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify MIMLIC Sales, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

          The applicable sales charge is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $250, accompanied by filing with MIMLIC Sales a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $50,000 of shares in one of the Advantus Load Funds within that time. The 13-month period is measured from the date the Letter of Intent is approved by MIMLIC Sales, or at the purchaser's option, it may be made retroactive 90 days, in which case MIMLIC Sales will make appropriate adjustments on purchases during the 90-day period.

          In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of Class A, Class B and Class C shares currently held in all Advantus Load Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Class A, Class B and Class C shares of all the Advantus Load Funds may also be included in the purchases during the 13-month period.

          The Letter of Intent includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. In the case of Class A shares, this is accomplished by holding 5% of the investor's initial purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to MIMLIC Sales an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to MIMLIC Sales on a timely basis, MIMLIC Sales will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. In the case of Class B shares, if the investor fails to purchase shares in the amount indicated, the contingent deferred sales charge applicable to purchased Class B shares will be calculated without regard to the Letter of Intent. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

COMBINING PURCHASES

          With respect to each of the Advantus Load Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

PURCHASES OF CLASS A SHARES BY CERTAIN PERSONS AFFILIATED WITH THE FUND, ADVANTUS CAPITAL MIMLIC MANAGEMENT, MIMLIC SALES, MINNESOTA MUTUAL, OR ANY OF MINNESOTA MUTUAL'S OTHER AFFILIATED COMPANIES

          Directors and officers of Advantus Capital, MIMLIC Management, MIMLIC Sales, the Funds, Minnesota Mutual, or any of Minnesota Mutual's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendants of such persons, Minnesota Mutual and its affiliates themselves, advisory clients of Advantus Capital or MIMLIC Management, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with MIMLIC Sales, and certain accounts sold by registered investment advisers who charge clients a fee for their services may purchase Class A shares of the Advantus Load Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.

                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

          A shareholder's investment is automatically credited to an open account maintained for the shareholder by Minnesota Mutual. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year Minnesota Mutual sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

          The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

          The costs of maintaining the open account system are paid by Advantus Capital in the case of the Venture Fund. The costs of maintaining the open account system for Index Fund are paid by the Fund. No direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC INVESTMENT PLAN

          Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Systematic Investment Plan".

          The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of the Advantus Load Funds, to employ the principle of dollar cost averaging, described below.

          By acquiring Fund shares on a regular basis pursuant to a Systematic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

          A Plan may be opened by indicating your intention to invest $25 or more monthly for at least one year. You will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

          An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs MIMLIC Sales in writing to pay them in cash. MIMLIC Sales reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

          This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan" shall apply. The Plan may be terminated by MIMLIC Sales or the shareholder at any time upon reasonable notice.

AUTOMATIC INVESTMENT PLAN

          Each Fund offers an Automatic Investment Plan, which allows you to automatically invest a specified amount in the Fund each month.

          Shares of the respective Fund may be purchased through pre-authorized bank drafts. With the cooperation of your bank, you may authorize MIMLIC Sales to make a withdrawal from your checking account on the 1st or 15th day of each month in the amount you specify to purchase shares of the Fund at the public offering price next determined after receipt of the proceeds from your bank draft. A minimum initial investment of $25 is required, and the minimum subsequent monthly investment under this plan is $25.

          You may discontinue your Automatic Investment Plan at any time. Further information about the plans is available from MIMLIC Sales or your MIMLIC Sales representative.

GROUP PURCHASES

          An individual who is a member of a qualified group may also purchase shares of the Advantus Load Funds at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

          A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable MIMLIC Sales to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of MIMLIC Sales, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to MIMLIC Sales, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

RETIREMENT PLANS OFFERING TAX BENEFITS

          The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

          The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from MIMLIC Sales.

          An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects, including changes made by the Tax Reform Act of 1986.

SYSTEMATIC WITHDRAWAL PLANS

          An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from MIMLIC Sales.

          A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

          All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

          Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value. In addition, withdrawal payments attributable to the redemption of Class B shares may be subject to a contingent deferred sales charge. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and MIMLIC Sales make no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

          Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, except in the case of Money Market Fund, other than by reinvestment of distributions, it should be understood that, in the case of Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

EXCHANGE AND TELEPHONE TRANSFER PRIVILEGE

          The exchange and telephone transfer privileges available in connection with the Funds, the procedures for effecting such transactions and a description of the applicable charges, are described in each Fund's Prospectus in the text following the caption "Exchange and Telephone Transfer of Fund Shares."

          Telephone transfers and other exchanges may be made only between already open Fund accounts having identical registrations.

                                   REDEMPTIONS

          The procedures for redemption of Fund shares, and the charges applicable to redemptions of Class B shares, are summarized in the Prospectus in the text following the caption "Redemption of Fund Shares."

          Class B shares are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. See "Sales Charges--Class B Shares" and "Redemption of Fund Shares" in the Prospectus.

          The obligation of each of the Funds to redeem its shares when called upon to do so by the shareholder is mandatory with the following exceptions.

          Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

          Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

REINSTATEMENT PRIVILEGE

          The Prospectus for each of the Funds describes redeeming shareholders' reinstatement privileges in the text following the caption "Reinstatement Privilege." Written notice from persons wishing to exercise this reinstatement privilege must be received by MIMLIC Sales within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

          See "Taxes" in the Prospectus for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Taxes" in the Prospectus regarding the taxation of capital gains.

                          DISTRIBUTIONS AND TAX STATUS

          The tax status of the Funds and the distributions which they may make are summarized in the text of the Prospectus following the caption "Taxes."
Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Funds will not be liable for federal income taxes to the extent they distribute their taxable income to their shareholders.

          Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

          The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of stock, securities, options, futures, and certain foreign currencies held less than three months. This restriction may limit the extent to which Index Fund may purchase stock index futures contracts. To the extent the Fund engages in short-term trading and enters into futures transactions, the likelihood of violating this 30% requirement is increased.

          The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts for purposes of the diversification test, and the extent to which Index Fund could buy or sell futures contracts may be limited by this requirement.

          Gain or loss on futures contracts is taken into account when realized by entering into a closing transaction. In addition, with respect to many types of futures contracts held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by such Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to futures contract, Index Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed. As a result of trading in futures contracts, the Fund may realize net capital gains which, when distributed to shareholders, would be taxable in the hands of the shareholders.

          The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Fund distributions.

                              FINANCIAL STATEMENTS

          Financial statements for the Funds are presented in Appendix B. These financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in Appendix B and is included upon the authority of said firm as experts in accounting and auditing.

                                   APPENDIX A

                        BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

          Moody's Investors Service, Inc. describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

             Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

             Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

             Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
           Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Standard & Poor's Corporation describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

             AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

             A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

             BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

             BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

          Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

          The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

                  Liquidity ratios of the issuer are adequate to meet cash
               redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                        APPENDIX B - FINANCIAL STATEMENTS

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholder
Advantus Venture Fund, Inc.:


     We have audited the statement of assets and liabilities of Advantus Venture Fund, Inc. as of September 4, 1996. This financial statement is the responsibility of Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash in bank by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Advantus Index 500 Fund, Inc. at September 4, 1996, in conformity with generally accepted accounting principles.





                                   KPMG Peat Marwick LLP


Minneapolis, Minnesota
September 4, 1996

                           ADVANTUS VENTURE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                SEPTEMBER 4, 1996

                                                               ASSETS
Cash in bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   150,000
Organizational costs (note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,735
                                                                                                   -----------

     Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         156,735
                                                                                                   -----------

                                                             LIABILITIES

Payable to Adviser (note 4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,735
                                                                                                   -----------

Net assets applicable to outstanding shares. . . . . . . . . . . . . . . . . . . . . . . . . .     $   150,000
                                                                                                   -----------
                                                                                                   -----------

Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares, Class B -
     2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of
     $.01 par value (note 1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $       150
   Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         149,850
                                                                                                   -----------

     Total - representing net assets applicable to outstanding capital stock . . . . . . . . .     $   150,000
                                                                                                   -----------
                                                                                                   -----------

Net assets applicable to outstanding Class A shares. . . . . . . . . . . . . . . . . . . . . .     $    50,000
                                                                                                   -----------
                                                                                                   -----------

Net assets applicable to outstanding Class B shares. . . . . . . . . . . . . . . . . . . . . .     $    50,000
                                                                                                   -----------
                                                                                                   -----------

Net assets applicable to outstanding Class C shares. . . . . . . . . . . . . . . . . . . . . .     $    50,000
                                                                                                   -----------
                                                                                                   -----------

Shares outstanding and net asset value per share:

   Class A - Shares outstanding 5,000. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $     10.00
                                                                                                   -----------
                                                                                                   -----------

   Class B - Shares outstanding 5,000. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $     10.00
                                                                                                   -----------
                                                                                                   -----------

   Class C - Shares outstanding 5,000. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $     10.00
                                                                                                   -----------
                                                                                                   -----------

         See accompanying notes to statement of assets and liabilities.

                           ADVANTUS VENTURE FUND, INC.

                  Notes to Statement of Assets and Liabilities

                                September 4, 1996


(1)  ORGANIZATION

     Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

     The only transaction of the Fund since inception has been the initial sale on September 4, 1996 of 5,000 shares of Class A, 5,000 shares of Class B and 5,000 shares of Class C to Advantus Capital Management, Inc.

(2)  FEDERAL TAXES

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to the shareholders in amounts that will avoid federal income and excise taxes.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) under which Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Asset Management Company who in turn is the parent of Advantus Capital). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

                           ADVANTUS VENTURE FUND, INC.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Asset Management Company, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales intends to waive that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent during the current fiscal year.

     The Fund has entered into an administrative services agreement with Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. The administrative service fee for the Fund is $3,600 per month.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, organizational costs, printing and shareholders reports, legal, auditing and accounting services and other miscellaneous expenses.

     Advantus Capital directly incurs and pays the above operating expenses relating to the Fund and the Fund in turn reimburses Advantus Capital. Advantus Capital intends to voluntarily absorb certain operating expenses, other than investment advisory fees, which exceed, as a percentage of average daily net assets, .45% during the current fiscal year.

     Legal fees in the amount of $2,100, included as organizational costs, were incurred for services provided by a law firm of which the Fund's secretary is a partner.

(4)  ORGANIZATIONAL COSTS

     The Fund expects to incur organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other shareholder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholder
Advantus Index 500 Fund, Inc.:


     We have audited the statement of assets and liabilities of Advantus Index 500 Fund, Inc. as of September 4, 1996. This financial statement is the responsibility of Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash in bank by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Advantus Index 500 Fund, Inc. at September 4, 1996, in conformity with generally accepted accounting principles.




                                   KPMG Peat Marwick LLP


Minneapolis, Minnesota
September 4, 1996

                          ADVANTUS INDEX 500 FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                SEPTEMBER 4, 1996

                                                               ASSETS:
Cash in bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   150,000
Organizational costs (note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,735
                                                                                                                       -----------

          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         156,735
                                                                                                                       -----------

                                                            LIABILITIES:

Payable to Adviser (note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,735
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Net assets applicable to outstanding shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   150,000
                                                                                                                       -----------
                                                                                                                       -----------

Represented by:
     Capital stock - authorized 10 billion shares (Class A - 2 billion shares, Class B -
          2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of
          $.01 par value (note 1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $       150
     Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         149,850
                                                                                                                       -----------

          Total - representing net assets applicable to outstanding capital stock. . . . . . . . . . . . . . . . .     $   150,000
                                                                                                                       -----------
                                                                                                                       -----------

Net assets applicable to outstanding Class A shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    50,000
                                                                                                                       -----------
                                                                                                                       -----------

Net assets applicable to outstanding Class B shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    50,000
                                                                                                                       -----------
                                                                                                                       -----------

Net assets applicable to outstanding Class C shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    50,000
                                                                                                                       -----------
                                                                                                                       -----------

Shares outstanding and net asset value per share:

     Class A - Shares outstanding 5,000. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $     10.00
                                                                                                                       -----------
                                                                                                                       -----------

     Class B - Shares outstanding 5,000. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $     10.00
                                                                                                                       -----------
                                                                                                                       -----------

     Class C - Shares outstanding 5,000. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $     10.00
                                                                                                                       -----------
                                                                                                                       -----------

         See accompanying notes to statement of assets and liabilities.

                          ADVANTUS INDEX 500 FUND, INC.

                  Notes to Statement of Assets and Liabilities

                                September 4, 1996

(1)  ORGANIZATION

     Advantus Index 500 Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company.

          The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

     The only transaction of the Fund since inception has been the initial sale on September 4, 1996 of 5,000 shares of Class A, 5,000 shares of Class B and 5,000 shares of Class C to Advantus Capital Management, Inc.

(2)  FEDERAL TAXES

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to the shareholders in amounts that will avoid federal income and excise taxes.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) under which Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .34 percent.

     The Fund has entered into a transfer agent agreement with The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Asset Management Company who in turn is the parent of Advantus Capital. Minnesota Mutual will act as the Fund's transfer agent, dividend disbursing agent and redemption agent. For these services, the Fund pays Minnesota Mutual, subject to a minimum annual fee of $12,000, an annual fee of $25 per shareholder account.

                          ADVANTUS INDEX 500 FUND, INC.

(3)  EXPENSES AND RELATED PARTIES - CONTINUED

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Asset Management Company, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales intends to waive that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent during the current fiscal year.

     The Fund has entered into an administrative services agreement with Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. The administrative service fee for the Fund is $3,600 per month.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, organizational costs, printing and shareholders reports, legal, auditing and accounting services and other miscellaneous expenses.

     Advantus Capital directly incurs and pays the above operating expenses relating to the Fund and the Fund in turn reimburses Advantus Capital. Advantus Capital intends to voluntarily absorb certain operating expenses, other than investment advisory fees, which exceed, as a percentage of average daily net assets, .26% during the current fiscal year.

     Legal fees in the amount of $2,100, included as organizational costs, were incurred for services provided by a law firm of which the Fund's secretary is a partner.

(4)  ORGANIZATIONAL COSTS

     The Fund expects to incur organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other shareholder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.